UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

Cyber Apps World Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-50693	90-0314205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via Tomaso Rodari, 6, Lugano, Switzerland	6900
(Address of principal executive offices)	(Zip Code)

+41 79 1595013

(Registrant’s telephone number, including area code)

 ______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “CYAP,” “the Company,” “we,” “us” and “our” refer to Cyber Apps World Inc.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In a Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2023, CYAP disclosed that it had recently learned that, despite representations and statements to the contrary, Ahmed & Associates, P.C., the accounting firm that the Company had initially retained as its independent registered accounting firm with respect to the audit of its financial statements for the year ended July 31, 2023, was not registered with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the rules and regulations adopted by the SEC.  Subsequent to that date, the PCAOB revoked the registration of Jack Shama, CPA, the accounting firm that had audited the Company’s financial statements for the year ended July 31, 2022.

Accordingly, the Company will file a further amendment to its Annual Report on Form 10-K for the year ended July 31, 2023 (the “2023 Form 10-K”) to include financial statements for the years ended July 31, 2023 and July 31, 2022, which have been audited by WWC, P.C., a PCAOB registered accounting firm. As a result of such audits and reaudits, the Company determined that its previously issued financial statements for the years ended July 31, 2023 and July 31, 2022 are inaccurate.

On April 15, 2024, the board of directors of the Company, after discussion with WWC, P.C., the Company’s independent auditor, determined  that the Company’s (i) unaudited financial statements as of and for the year ended July 31, 2023 and audited financial statements as of and for the year ended July 2022, as previously included in the 2023 Form 10-K filed with the SEC on October 25, 2023, and (ii) unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended October 31, 2022, January 31, 2023, April 30, 2023, October 31, 2023 and January 31, 2024 should no longer be relied upon due to the reason stated above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER APPS WORLD INC.

Date: April 15, 2024	By:	/s/ Luca Benedetto
Luca Benedetto Chief Financial Officer

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